EXHIBIT 99.1

                             JOINT FILER INFORMATION

This Statement on Form 4 is filed by Leon D. Black, the Black Family 1997 Trust, the Leon D. Black Trust UAD 11/30/02 FBO Alexander Black, the Leon D. Black Trust UAD 11/30/02 FBO Benjamin Black, the Leon D. Black Trust UAD 11/30/02 FBO Joshua Black and the Leon D. Black Trust UAD 11/30/02 FBO Victoria Black The principal business address of each of the Reporting Persons is 9 West 57th Street, Suite 4300, New York, New York 10019.

Name of Designated Filer:  Leon D. Black

Date of Event Requiring Statement:  November 3, 2008

Issuer Name and Ticker or Trading Symbol: Environmental Solutions Worldwide Inc.
                                                                       (ESWW.OB)

                                       LEON D. BLACK


                                       By: /s/ Leon D. Black
                                       Name: Leon D. Black


                                       BLACK FAMILY 1997 TRUST


                                       By: /s/ John J. Hannan
                                       Name: John J. Hannan
                                       Title:  Trustee


                                       LEON D. BLACK TRUST UAD 11/30/92 FBO
                                       BENJAMIN BLACK


                                       By: /s/ John J. Hannan
                                       Name: John J. Hannan
                                       Title:  Trustee


                                       LEON D. BLACK TRUST UAD 11/30/92 FBO
                                       ALEXANDER BLACK


                                       By: /s/ John J. Hannan
                                       Name: John J. Hannan
                                       Title:  Trustee


                                       LEON D. BLACK TRUST UAD 11/30/92 FBO
                                       JOSHUA BLACK


                                       By: /s/ John J. Hannan
                                       Name: John J. Hannan
                                       Title:  Trustee


                                       LEON D. BLACK TRUST UAD 11/30/92 FBO
                                       VICTORIA BLACK


                                       By: /s/ John J. Hannan
                                       Name: John J. Hannan
                                       Title:  Trustee